                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): August 8, 2002


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                         1-8787                       13-2592361
(State or Other             (Commission File Number)            (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   -----------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

     On August 8, 2002, each of the Principal Executive Officer, Maurice R. Greenberg, and the Principal Financial Officer, Howard I. Smith, of American International Group, Inc. ("AIG") made sworn statements, pursuant to Securities and Exchange Commission Order No. 4-460, accompanying AIG's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. A copy of each of these statements is attached hereto as an Exhibit.

     On August 8, 2002, each of the Principal Executive Officer, Maurice R. Greenberg, and the Principal Financial Officer, Howard I. Smith, of AIG made certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, accompanying AIG's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. A copy of each of these certifications is attached hereto as an Exhibit.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN INTERNATIONAL GROUP, INC.
                                                    (Registrant)

                                        By /s/ KATHLEEN E. SHANNON
                                           _____________________________________
                                           Name: Kathleen E. Shannon
Date: August 8, 2002                      Title: Vice President and Secretary

                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
99.1                Statement under oath of the Principal Executive Officer,
                    Maurice R. Greenberg, of American International Group, Inc.,
                    pursuant to Securities and Exchange Commission Order No.
                    4-460.

99.2                Statement under oath of the Principal Financial Officer,
                    Howard I. Smith, of American International Group, Inc., pursuant to Securities and Exchange Commission Order No.
                    4-460.

99.3                Certification of the Principal Executive Officer, Maurice R.
                    Greenberg, of American International Group, Inc., pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
                    906 of the Sarbanes-Oxley Act of 2002.

99.4                Certification of the Principal Financial Officer, Howard I.
                    Smith, of American International Group, Inc., pursuant to 18
                    U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.